UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]           Preliminary Proxy Statement
[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]           Definitive Proxy Statement
[   ]           Definitive Additional Materials
[   ]           Soliciting Material Pursuant to Section 240.14a-12

AOXING PHARMACEUTICAL COMPANY, INC.
(Name of Registrant as Specified In Its Charter

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X]           No fee required.
[   ]           Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[   ]           Fee paid previously with preliminary materials.

[   ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.

(3)	Filing Party:

(4)	Date Filed:

AOXING PHARMACEUTICAL COMPANY, INC.
444 Washington Blvd., Suite 3338
Jersey City, NJ 07310

Notice of Annual Meeting

and

Proxy Statement

Annual Meeting to be held
on
June 23, 2015,

at the Company’s offices at No. 1 Nanhuan Eastern Road, Xinle City,
Hebei Province,   People’s Republic of China,
at 9:30 a.m. local time.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD
ON
JUNE 23, 2015

Dear Shareholder:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Shareholders (the “Annual Meeting”) of Aoxing Pharmaceutical Company, Inc. is to be held on June 23, 2015 at the Company’s offices at No. 1 Nanhuan Eastern Road, Xinle City, Hebei Province, People’s Republic of China, at 9:30 a.m. local time. The meeting will be held for the following purposes:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of BDO China Shu Lun Pan Certified Accountants LLP as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2015;

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting; however, only shareholders of record at the close of business on May 1, 2015 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.  A complete list of these shareholders will be open for the examination of any shareholder of record at the principal executive offices of the Company, but will be closed at least 10 days immediately preceding the Annual Meeting.  The list will also be available for the examination of any shareholder of record present at the Annual Meeting.  The Annual Meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

The Board of Directors recommends that you vote FOR Proposals 1 and 2.

We look forward to seeing you at the meeting.

Sincerely,

/s/Zhenjiang Yue
Name:  Zhenjiang Yue
Title:    Chairman and Chief Executive Officer

May 6, 2015

Whether or not you plan to attend the meeting in person, please complete, sign and date the enclosed proxy and return it promptly in the enclosed return envelope. No postage is required if mailed in the United States. You may also vote your shares by telephone voting which is explained in further detail on your proxy card. Shareholders who execute a proxy card may nevertheless attend the meeting, revoke their proxy and vote their shares in person.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 23, 2015.

Electronic copies of this proxy statement and proxy card for the 2015 Annual Meeting of Shareholders and are available to you at http:// www.iproxydirect.com/axn. Requests for additional copies of the proxy materials should be addressed to Investor Relations, Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310.  This material will be furnished without charge to any shareholder requesting it.

TABLE OF CONTENTS

Page No.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	1

WHY DID YOU SEND ME THIS PROXY STATEMENT?	1

WHAT PROPOSALS WILL BE ADDRESSED AT THE MEETING?	1

WHO MAY ATTEND THE MEETING?	1

WHO CAN VOTE?	1

HOW MANY VOTES DO I HAVE?	1

WHY WOULD THE ANNUAL MEETING BE POSTPONED AND ADJOURNED?	1

HOW DO I VOTE BY PROXY?	2

HOW DO I VOTE IN PERSON?	2

MAY I REVOKE MY PROXY?	2

WHAT VOTE IS REQUIRED TO TAKE ACTION?	2

WHO IS MAKING THIS SOLICITATION?	3

ARE THERE ANY RIGHTS OF APPRAISAL?	3

WHERE ARE THE PRINCIPAL EXECUTIVE OFFICES OF AOXING?	3

HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT AOXING?	3

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	3

DID THE DIRECTORS, EXECUTIVE OFFICERS AND GREATER THAN TEN PERCENT STOCKHOLDERS COMPLY WITH THE SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS IN FISCAL YEAR 2014?	4

PROPOSAL 1	5

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS	11

PROPOSAL 2	13

REPORT OF THE AUDIT COMMITTEE	15

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON	15

SHAREHOLDER PROPOSALS AND SUBMISSIONS	15

OTHER MATTERS	15

HOUSEHOLDING OF PROXY MATERIALS	15

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Aoxing Pharmaceutical Company, Inc., a Florida corporation, for use at the Annual Meeting of its shareholders to be held on June 23, 2015, the Company’s offices at No. 1 Nanhuan Eastern Road, Xinle City, Hebei Province, People’s Republic of China, at 9:30 a.m. local time, and at any adjournments or postponements of the Annual Meeting.  The Company first mailed this proxy statement to shareholders on or about May 6, 2015.  This proxy statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card using the envelope provided, or vote by telephone as described on the proxy card.  The terms “Aoxing,” “Company,” “we,” or “our” refer to Aoxing Pharmaceutical Company, Inc.

What are the proposals to be addressed at this meeting?

We will address the following proposals at the Annual Meeting:

1.	To elect directors, each to serve until the next annual meeting of Shareholders or until each successor is duly elected and qualified;

2.	To ratify the appointment of BDO China Shu Lun Pan Certified Accountants LLP as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2015;

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Who may attend the meeting?

Only shareholders, their proxy holders, and our invited guests may attend the Annual Meeting.   If you plan to attend, please bring identification, and, if you hold shares in street name, you should bring your bank or broker statement showing your beneficial ownership of Aoxing stock in order to be admitted to the meeting.

Who can vote?

You can vote at the Annual Meeting in all matters properly brought before the Annual Meeting if, as of the close of business on the Record Date, May 1, 2015, you were a holder of record of our common stock. On the Record Date, there were 69,819,259 shares of common stock issued and outstanding.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter presented at the Annual Meeting.

Why would the Annual Meeting be postponed or adjourned?

The Annual Meeting will be postponed if a quorum is not present on June 23, 2015 at the Annual Meeting.  A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present.  A broker non-vote occurs when a broker or nominee holding shares for a beneficial owner signs and returns a proxy but does not vote on a particular proposal because the broker or nominee does not have discretionary voting power and has not received instructions from the beneficial owner. If a quorum is not present, the meeting may be adjourned by those shareholders who are represented. The meeting may be rescheduled at the time of the adjournment with no further notice of the rescheduled time. An adjournment will have no effect on the business to be conducted.

How do I vote by proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person.

If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.  If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

1.	FOR the election of the director nominees; and

2.	FOR the ratification of the appointment of BDO China Shu Lun Pan Certified Accountants LLP

If any other matters are presented, your proxy will vote in accordance with his best judgment.  At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this proxy statement.

How do I vote in person?

If you plan to attend and vote in person at the Annual Meeting or at a later date if the meeting is adjourned or postponed, we will give you a ballot when you arrive.  However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares.

If your shares are registered in your name, you are a shareholder of record with respect to those shares. On the other hand, if your shares are registered in the name of your broker or bank, your shares are held in street name and you are considered the “beneficial owner” of the shares. As the beneficial owner of those shares, you have the right to direct your broker or bank how to vote your shares, and you will receive separate instructions from your broker or bank describing how to vote your shares.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.
You may notify us in writing (or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.

What vote is required to take action?

Proposal 1      (Election of Directors):  A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat.

Proposal 2     (Ratification of Auditors):  The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

Any shares not voted (whether by abstention or broker non-votes) will have no impact on the election of directors, except to the extent that withholding the authority to vote for an individual results in another individual receiving a larger number of votes. Most brokers are subject to rules which prohibit them from “discretionary” voting on certain proposals unless they receive specific instruction from the beneficial owner to vote on such matters. Such rules prohibit the brokers to vote with respect to proposals related to director elections and equity compensation, absent such instruction, but such rules currently do not prohibit the brokers to vote on proposals related to ratification of accountants in the absence of such instructions if and as they choose. Your shares will not be voted in the election for director under Proposal 1 if you hold your shares in “street name” and do not instruct your broker how to vote, so please instruct your broker and make your vote count.

Who is making this solicitation?

We are soliciting your vote through the use of the mail and will bear the cost of this solicitation.  We will not employ third party solicitors, but our directors, officers, employees, and consultants may solicit proxies by mail, telephone or personal contact.  We will reimburse their expenses for doing this.  We will also reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our stock.  Other proxy solicitation expenses include those for preparation, mailing, returning, and tabulating the proxies.

Are there any rights of appraisal?

The Board is not proposing any action for which the laws of the State of Florida, our Articles of Incorporation or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Where are the principal executive offices of Aoxing?

Our principal executive offices are located at Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310 and our telephone is 646-367-1747.

How can I obtain additional information about Aoxing?

Copies of our Annual Report on Form 10-K for the fiscal year ended June 30, 2014 as filed with the Securities and Exchange Commission are being sent to all shareholders along with this proxy statement. Additional copies will be furnished without charge to shareholders upon written request. Exhibits to the Annual Report will be provided upon written request. All written requests should be directed to: Aoxing Pharmaceutical Company, Inc., c/o Investor Relations, 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, which requires that we file reports, proxy statements and other information with the SEC.  The SEC maintains a website that contains reports, proxy and information statements and other information regarding companies, including Aoxing, that file electronically with the SEC.  The SEC’s website address is http://www.sec.gov.  In addition, our filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E. Washington, DC 20549; and at the SEC’s regional offices at 233 Broadway, New York, NY 10279 and Citicorp Center, 500 West Madison Street, Room 1400, Chicago, IL 60661.  Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, DC 20549.

YOUR VOTE IS IMPORTANT.   EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ENCOURAGE YOU TO COMPLETE AND RETURN THE ENCLOSED PROXY CARD TO ENSURE THAT YOUR SHARES ARE REPRESENTED AND VOTED.  THIS BENEFITS THE COMPANY BY REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

**********************************************

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information regarding the beneficial ownership of our common stock as of May 1, 2015, by:

●	each person known to us that beneficially owns more than 5% of our outstanding shares of common stock;
●	each of our directors;
●	each of our named executive officers; and
●	all of our current directors and executive officers as a group.

As of the Record Date, there were 69,819,259 shares of our common stock issued and outstanding. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed below have sole voting power and investment power with respect to their shares, subject to community property laws where applicable.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class
Zhenjiang Yue	12,161,375	(2)	17.4%
Jun Min	0	(3)	--
Guozhu Xu	100,000		0.1%
Yang Li	20,000		0.1%
Hui Shao	142,000		0.2%
All directors and officers as a group (7 persons)	15,306,000	(4)	21.8%

American Oriental Bioengineering, Inc.(5)	16,789,203		24.0%
___________________

(1)
Unless otherwise indicated, all shares are held of record as of the Record Date. For purposes of determining the amount of securities beneficially owned, share amounts include all common stock owned outright plus all shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date. The Percent of Class is based on the number of shares of the Company’s common stock outstanding as of the record date. Shares of common stock issuable upon conversion of convertible notes, or the exercise of options or warrants currently exercisable, or exercisable within 60 days of the record date, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other owners. Except as noted, the address of all persons named in this table is: c/o Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310.

(2)	Includes (i) 10,661,375 shares of common stock held by Mr. Yue and (ii) 1,500,000 shares of common stock held of record by Mr. Yue’s spouse, Cuiying Hao.

(3)	Does not include 16,789,203 shares owned of record by American Oriental Bioengineering, Inc., of which Mr. Min is Vice President and a member of the Board of Directors.

(4)	Includes options for 300,000 shares owned by Wilfred Chow, the Company's Chief Financial Officer.

(5)	The address for American Oriental BioEngineering, Inc. is 1 Lianshuihe First Ave., Beijing E-Town Economic and Technology Development Area, E-Town, Beijing 100176, People’s Republic of China.

Did the directors, executive officers and greater than ten percent stockholders comply with the Section 16(a) beneficial ownership reporting requirements in fiscal year 2014?

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities within the specified time periods to file certain reports of ownership and changes in ownership with the SEC. Based solely upon a review the Forms 3 and Forms 4 furnished to the Company pursuant to Rule 16a-3 under the Exchange Act during the Company’s most recent fiscal year, it is the Company’s understanding that all required Forms 3 and 4 were filed on a timely basis during the fiscal year ended June 30, 2014.

******************

PROPOSAL 1

ELECTION OF DIRECTORS

The Nominating and Governance Committee nominated and the Board of Directors approved and recommended that four of the current members of our Board be nominated for re-election: Zhenjiang Yue, Guozhu Xu, Yang Li and Hui Shao.  All nominees have consented to being named herein and have indicated their intention to serve as our directors, if elected.  The Board has no reason to believe that any nominee would be unable or unwilling to serve if elected.  Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named director nominees.  In case any of the nominees becomes unavailable for election to the Board the persons named as proxies will have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment.  The Board nominees, if elected, will serve until the next annual meeting of shareholders or until each successor is duly elected and qualified, subject to their earlier resignation or removal.

The Nominees

The four persons named below are the nominees for election as Directors. Zhenjiang Yue is an employee of the Company.  The Nominating and Corporate Governance Committee has determined that the other three candidates, Guozhu Xu, Yang Li and Hui Shao, are independent directors as defined in the applicable rules for companies traded on the NYSE MKT.  Therefore, a majority of the persons nominated to serve on our Board of Directors are independent as so defined.

Set forth below are descriptions of the business experience and other information regarding the nominees for election to our Board of Directors:

Zhenjiang Yue, age 56. In 2000, after securing the approval of the Hebei Provincial Government, Mr. Yue established the Hebei Aoxing Group. Since 2000, Mr. Yue has been employed as the President and General Manager of Hebei Aoxing Pharmaceutical Co. Ltd. Prior to organizing Hebei Aoxing, Mr. Yue was engaged in senior management of a number of private enterprises, including a carpet factory, a precast metal factory, the Hebei Brewery Plant, and China Aoxing Food & Brewery Co. Ltd. As a result of his entrepreneurial activities, Mr. Yue was named “Leader in the Science & Technology Development Project of the Communist Youth League” and “Youth Entrepreneur of Hebei Province.” Mr. Yue has also served as the Vice President of the Pharmaceutical Association of Shijiazhuang City, the Vice President of the Non-Governmental Entrepreneur Association of Hebei Province.  Mr. Yue’s day to day leadership, as Chief Executive Officer of the Company, provides him with intimate knowledge of our operations.

Dr. Guozhu Xu, age 69, has, since 1990, been employed as Director of the China National Drug Dependence Institute at Beijing University, with responsibility for clinical management. Until recently, Dr. Xu served as a Committee Member of the Center for Drug Evaluation at the China State Food and Drug Administration (“SFDA”). In that role, Dr. Xu was the primary investigator for over seventy clinical programs in pain management, representing over 80% of new pain management drugs approved by the SFDA. Dr. Xu is an associate director of China Drug Abuse Prevention magazine and has published over 100 articles regarding drug research and development. Dr Xu received his medical degree from Beijing Medical University in 1970. Dr. Xu brings his technical, industry and operational expertise to the Board.

Yang Li, age 35, is a member of the Institute of Chartered Accountants of Ontario,Canada and a member of the Institute of Chartered Accountants of Ireland. From 2007 to 2009 Ms. Li was employed as an Associate Auditor by PricewaterhouseCoopers LLP, one of the big four accounting firm. She led an audit team to provide audit services for many U.S. and Canadian public companies. From 2003 to 2007, Ms. Li was employed as Senior Auditor by Sherry McNabola Murray & Co., a firm of chartered accountants located in Dublin, Ireland.  After her return to China, she has been self-employed.  Her activities have included assisting a Chinese company in successfully listing in the U.S. market, and leading a team that provided audit and tax services to many state-owned enterprises. In 2003 Ms. Li was awarded a Masters Degree in Accounting by the University College Dublin of the National University of Ireland.  Ms. Li brings to the Board a thorough understanding of U.S. accounting principles and practices, and the knowledge of business gained from her experience as an auditor.

Hui ("David") Shao, age 46, brings to the Board 16 years of experience in the financing of pharmaceutical companies and an intimate knowledge of the Company's business. Most recently, Dr. Shao has been employed, since 2010, as Chief Financial Officer of Yisheng Biopharma, which manufactures vaccines in China. From 2007 to 2010 Dr. Shao was employed as the Chief Financial Officer of Aoxing Pharmaceuticals. From 2003 to 2007, Dr. Shao was employed as Senior Analyst by U.S. investment companies:  Mehta Partners from 2003 to 2005 and Kamunting Street Asset Management from 2005 to 2007. Prior to joining Mehta Partners, Dr. Shao was employed as Principal Scientist by Roche Pharmaceuticals. Dr. Shao was awarded a Masters Degree in Business Administration by New York University in 2003, a Doctor of Philosophy Degree in Bioorganic Chemistry by the University of California - San Diego in 1996, and a Bachelor of Science Degree with a concentration in Polymer Chemistry by the University of Science and Technology of China in 1990. From 2008 to 2011 Dr. Shao was a member of the Board of Directors of Tongli Pharmaceuticals (USA), Inc. (OTC Pink:  TGLP).

Director and Board Nominee Independence

Our Board is subject to the independence requirements of the NYSE MKT LLC.  Pursuant to the requirements, the Nominating and Corporate Governance Committee of the Board undertakes an annual review of director independence.  During this review, the Committee considers transactions and relationships between each director or any member of his immediate family and Aoxing and its affiliates, including those transactions that are contemplated under Item 404(a) of Regulation S-K.  The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.  Based on this review, the Committee has determined that two of our directors are not “independent” as defined by the listing standards of the NYSE MKT Company Guide:  Zhenjiang Yue and Jun Min.  Accordingly, neither Mr. Yue nor Mr. Jun serves on the Audit, Nominating, or Compensation Committees.  The Committee has also determined that the members of the Audit Committee are “independent” for purposes of Section 10A-3 of the Exchange Act and Section 803 of the NYSE MKT Company Guide.  The Committee based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.

Membership, Meetings and Attendance

The Board of Directors oversees the business affairs of Aoxing and monitors the performance of management. Members of the Board of Directors discussed various business matters informally on numerous occasions throughout the fiscal year ended June 30, 2014. The Board held four  meetings during fiscal 2014. Each director attended at least 75% of the total number of meetings of the Board.

Our Board has three committees: Audit Committee, Compensation Committee, and the Nominating and Corporate Governance Committee.  The membership and responsibilities of these current committees are summarized below.  Additional information regarding the responsibilities of each committee is found in, and is governed by, our Bylaws, as amended, each committee’s Charter, specific directions of the Board, and certain mandated regulatory requirements.  The Charters of the Audit, Compensation, and Nominating and Corporate Governance Committees, as well as the Code of Ethics, are available at the Company’s website at http://www.aoxingpharma.com. The information on the Company’s website is not a part of this proxy statement.  The information is also available in print to any shareholder who requests it.

Below are the current committee memberships and other information about the Board committees. The membership of each of the standing committees of the Board is comprised solely of independent directors, as described below.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Yang Li	Chair(1)	Member	Member
Guozhu Xu	Member	Chair	Chair
Hui Shao(2)	Member	Member	Member
Number of Meetings in 2014	5	2	2

(1)           Audit Committee financial expert.

(2)           Hui Shao did not join the Board, and was not appointed to any committee, until December 2014.

Audit Committee

Yang Li currently serves as Chairman of the Audit Committee. The Board has determined that Yang Li is an audit committee financial expert as defined by Item 407(d)(5) of Regulation S-K under the Securities Act and is “independent” within the meaning of Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. Guozhu Xu is the other member of the Audit Committee. The Board has determined that each of the members of the Audit Committee satisfies the independence requirements of the NYSE MKT.

The purposes of the Audit Committee are to assist the Board in its general oversight of Aoxing’s financial reporting, internal controls and audit functions.  As described in the Audit Committee Charter, the Audit Committee’s primary responsibilities are to oversee on behalf of the Board:

●	the Company’s accounting financial reporting processes and the integrity of its financial statements;
●	the audits of the Company’s financial statements and the appointment, compensation, qualification, independence and performance of the Company’s independent auditors;
●	the Company’s compliance with legal and regulatory requirement; and
●	the performance of the Company’s internal audit function and internal control over financial reporting.

The Audit Committee also has the purpose of preparing the Audit Committee Report that SEC rules require the Company to include in its annual proxy statement.  The Audit Committee’s function is one of oversight only and does not relieve management of its responsibilities for preparing financial statements that accurately and fairly present the Company’s financial results and conditions, nor the independent auditors of their responsibilities to the audit or review of financial statements.

Compensation Committee

The purpose of the Compensation Committee is to assist the Board in determining the compensation of the Chief Executive Officer and make recommendations to the Board with respect to the compensation of the Chief Financial Officer, other executive officers of the Company and the independent directors.  In furtherance of this purpose, the Compensation Committee has the following authority and responsibilities:

●	annually review the Company’s corporate goals and objectives relevant to the CEO’s compensation;
●
evaluate the CEO’s performance in light of such goals and objectives; and, either as a Compensation Committee or, together with the other independent directors (as directed by the Board), determine and approve the CEO’s compensation level based on this evaluation;

●
annually review and make recommendations to the Board with respect to non-CEO executive officer and independent director compensation to assist the Board in making the final determination as to non-CEO executive officer and independent director compensation;

●
establish measurements that will ensure that the Company’s compensation program is effective in attracting and retaining key employees, reinforce business strategies and objectives for enhanced stockholder value, and administer the compensation program in a fair and equitable manner consistent with established policies and guidelines;

●	make recommendations to the Board with respect to the Company’s incentive-compensation plans and equity-based plans that are subject to the Board’s approval;
●
make recommendations to the Board regarding approval, disapproval, modification, or termination of existing or proposed employee benefit plans; approve any stock option award or any other type of award as may be required for complying with any tax, securities, or other regulatory requirement, or otherwise determined to be appropriate or desirable by the Compensation Committee or Board;

●
review and approve the compensation disclosure and analysis prepared by the Company’s management, as required to be included in the Company’s proxy statement or annual report on Form 10-K filed with the SEC;

●	produce a Compensation Committee report on executive officer compensation as required by the SEC to be included in the Company’s proxy statement or annual report on Form 10-K filed with the SEC.

The CEO of the Company may not be present during voting or deliberations of the Compensation Committee with respect to his compensation.  The Committee may retain and receive advice, in its sole discretion, from compensation consultants.  The Compensation Committee does not currently employ compensation consultants in determining or recommending the amount or form of executive and director compensation.  None of the members of our Compensation Committee is one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee has the following responsibilities as set forth in its charter:

●	to review and recommend to the Board with regard to policies for the composition of the Board;
●	to review any director nominee candidates recommended by any director or executive officer of the Company, or by any shareholder if submitted properly;
●
to identify, interview and evaluate director nominee candidates and have sole authority to retain and terminate any search firm to be used to assist the Committee in identifying director candidates and approve the search firm’s fees and other retention terms;

●	to recommend to the Board the slate of director nominees to be presented by the Board;
●	to recommend director nominees to fill vacancies on the Board, and the members of each Board committee;
●	to lead the annual review of Board performance and effectiveness and make recommendations to the Board as appropriate; and
●	to review and recommend corporate governance policies and principles for the Company, including those relating to the structure and operations of the Board and its committees.

Shareholders meeting the following requirements who want to recommend a director candidate may do so in accordance with our Bylaws and the following procedures established by the Nominating and Corporate Governance Committee.  The Board will consider all director candidates recommended to the Nominating and Corporate Governance Committee by shareholders owning at least 5% of our outstanding shares at all times during the year preceding the date on which the recommendation is made that meet the qualifications established by the Board.  To make a nomination for director at an Annual Meeting, a written nomination solicitation notice must be received by the Nominating and Corporate Governance Committee at our principal executive office not less than 120 days before the anniversary date our proxy statement was mailed to shareholders in connection with our previous annual meeting.  The written nomination solicitation notice must contain the following material elements, as well as any other information reasonably requested by us or the Nominating and Corporate Governance Committee:

●	the name and address, as they appear on our books, of the stockholder giving the notice or of the beneficial owner, if any, on whose behalf the nomination is made;
●
a representation that the stockholder giving the notice is a holder of record of our common stock entitled to vote at the annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

●	complete biography of the nominee, as well as consents to permit us to complete any due diligence investigations to confirm the nominee’s background, as we believe to be appropriate;
●	the disclosure of all special interests and all political and organizational affiliations of the nominee;
●	a signed, written statement from the director nominee as to why the director nominee wants to serve on our Board, and why the director nominee believes that he or she is qualified to serve;
●
a description of all arrangements or understandings between or among any of the stockholder giving the notice, the beneficial owner, if any, on whose behalf the notice is given, each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

●
such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated,  or intended to be nominated, by our Board; and

●	the signed consent of each nominee to serve as a director if so elected.

In considering director candidates, the Nomination and Governance Committee will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors who can bring the benefit of various backgrounds, skills and insights to the Company and its operations. Candidates whose evaluations are favorable are then chosen by the Nominating and Governance Committee to be recommended for selection by the full Board. The full Board selects and recommends candidates for nomination as directors for shareholders to consider and vote upon at the annual meeting.  Each director nominee is evaluated in the context of the full Board’s qualifications as a whole, with the objective of establishing a Board that can best perpetuate our success and represent stockholder interests through the exercise of sound judgment.  Each director nominee will be evaluated considering the relevance to us of the director nominee’s skills and experience, which must be complimentary to the skills and experience of the other members of the Board.  The Nominating and Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, but seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its shareholders.

Board Leadership Structure and Role in Risk Oversight

Zhenjiang Yue is our Chief Executive Officer and Chairman of our Board.  It is Mr. Yue’s opinion that a shareholder who is active and involved in the business, as is currently the case, should hold both roles.  The opinion is fully shared by our Board because Mr. Yue is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  In addition, the Board believes that combining the role of Chairman and Chief Executive Officer is in the best interest of shareholders because it provides the appropriate balance between strategy development and independent oversight of management.

Independent directors and management have different perspectives and roles in strategy development.   The Company’s independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.  Yang Li, Chairman of our Audit Committee, and Guozhu Xu and Hui Shao are all independent directors.  As independent directors, they prepare agendas and maintain contact between the Board and managements of the Company. Our Board believes this arrangement has and continues to serve the best interests of the Company’s shareholders.  The Board considered whether the current leadership structure continues to be appropriate for the Company.  The Board believes that directors should be responsive to the Company’s evolving circumstances and objectives and therefore may in the future modify the Board’s leadership structure when and as necessary.

The Board views its role in the Company’s risk oversight process in receiving regular reports from members of senior management on areas of material risk to the Company, including strategic, operational, reporting and compliance risks. The full Board (or the appropriate standing committee of the Board in the case of risks that are under the purview of a particular committee) is to receive these reports from the appropriate the party within the organization that is responsible for a particular risk or set of risks to enable it to understand our risk identification, management and mitigation strategies. During its regular course of its activities, our Audit Committee discusses our policies with respect to risk assessment and risk management. The Compensation Committee and the Board each discuss the relationship between our compensation policies and corporate risk to assess whether these policies encourage excessive risk-taking by executives and other employees.

Shareholder Communications with Directors

We have no formal written policy regarding communication with the Board.  Persons wishing to write to the Board or to a specified director or committee of the Board should send correspondence to the Secretary at our executive offices.  Electronic submissions of shareholder correspondence will not be accepted.  The Secretary will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors.  Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the shareholders, to the functioning of the Board, or to the affairs of Aoxing.  Any correspondence received that is addressed generically to the Board will be forwarded to the Chairman of the Board.  If the Chairman of the Board is not an independent director, a copy will be sent to the Chairman of the Audit Committee as well.

Board Member Attendance at Annual Meetings

All current Board members and all nominees for election to our Board are expected to attend our Annual Meetings unless personal circumstances make the Board member or director nominee attendance impracticable or inappropriate.

Code of Ethics

Our Board has adopted a Code of Ethics applicable to all directors, officers and employees which complies with Section 807 of the NYSE MKT Company Guide and with the definition of a “code of ethics” as set forth in Item 406 of SEC Regulation S-K.

Executive Officers of Aoxing

The following table sets forth the names and ages of the persons who, in addition to our Chairman and Chief Executive Officer, are our executive officers as of May 6, 2015.

Name	Age	Position(s) with the Company
Wilfred Chow	48	Chief Financial Officer, Secretary
Guoan Zhang	45	Senior Vice President - Finance
Guirong Zhou	61	President of Research & Development

Biographical information with respect to the Company’s current executive officers is provided below.

Wilfred Chow was employed from 2012 to 2014 as Managing Director of Okeanos Capital Investment, an investment banking firm where Mr. Chow concentrated on media and pharmaceutical clients. From 2010 to 2012, Mr. Chow was employed as Chief Financial Officer of Tiger Media (NYSE MKT:  IDI). From 2006 to 2010 Mr. Chow was employed as Senior Vice President for Finance by American Oriental Bioengineering, a pharmaceutical company that was listed on the NYSE at that time. From 2005 to 2006 Mr. Chow was employed as a Senior Manager by PriceWaterhouseCoopers. Mr. Chow was awarded a Masters Degree in Business Administration by the University of Leicester in 1997 and a BSS Degree in Economics by the University of Hong Kong in 1990.

Guoan Zhang has been the Company’s Senior Vice President of Finance since June 2010 and Chief Accounting Officer since March 2010. Mr. Zhang also served as the Company's Acting Chief Financial Officer from July 2012 to December 2014. Prior to the appointment of Mr. Zhang as the Company’s Chief Accounting Officer, Mr. Zhang was the Senior Director of Financial Operation of the Company between January 2009 and February 2010. Mr. Zhang was Vice General Manager of Finance of LRT between 2007 and 2008. Mr. Zhang graduated from Heilongjiang School of Business and he is a Certified Public Accountant in China.

Guirong Zhou was appointed President of Research and Development in July 2012. Prior to that, she was deputy director in our R&D department. Ms Zhou joined the company in 2011 from Shijiazhuang Pharmaceutical Company, where she worked since 1985 and held various senior positions, especially in R&D. Ms Zhou has been involved in the registration of many new drug certificates and product licenses, including tablet, injection, transfusion, soft capsule, drop pills, lyophilized powder, quick release preparation and control release preparation. Among all the achievements, Ms Zhou was the project leader in bringing Pentoxifylline Sustained Release Tablets and Acemetacine capsule to market and they are leading products in China. Ms Zhou is an academic advisor in pharmaceutical engineering at Tianjin University and Hebei University of Science and Technology.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth all compensation paid by Aoxing Pharma and its subsidiaries to Zhenjiang Yue for services as Chief Executive Officer during the year ended June 30, 2014, 2013 and 2012.  There were no other executive officer whose total salary and bonus for the fiscal year ended June 30, 2014 exceeded $100,000.

	Fiscal Year	Salary		Bonus	Stock Award	Option Award	Other	Total
Zhenjiang Yue	2014	$162,689	(1)	--	--	--	--	$162,689
	2013	$159,200	(2)	--	--	--	--	$159,200
	2012	$157,159	(3)	--	--	--	--	$157,159

(1)  The dollar equivalent of 1,000,000 RMB, based on the exchange rate of 6.1467 RMB per dollar.

(2)  The dollar equivalent of 1,000,000 RMB, based on the exchange rate of 6.2814 RMB per dollar.

(3)  The dollar equivalent of 1,000,000 RMB, based on the exchange rate of 6.3630 RMB per dollar.

None of our named executives participates in or have account balances in qualified or non-qualified defined benefit, defined contribution or other deferred compensation plans sponsored by us.

Equity Grants

The following tables set forth certain information regarding the stock options acquired by the Company’s Chief Executive Officer during the year ended June 30, 2014 and those options held by him on June 30, 2014.

Option Grants in the Last Fiscal Year

	Number of securities underlying Unexercised options (#) exercisable	Number of Securities Underlying Unexercised Options (#) unexercisable	Option Exercise Price ($)	Option Expiration Date
Zhenjiang Yue	--	--	--	--

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

The Company has employment agreements with its Chief Executive Officer and with its Chief Financial Officer. The following are description of the agreements.

Employment Agreement dated as of January 13, 2010 with Zhenjiang Yue.  This agreement provides that Mr. Yue will serve as the Company’s Chief Executive Officer.  The Company agreed to pay Mr. Yue an annual salary of 1 million Chinese Yuan (approximately US$158,000).  The Company may also pay him a cash bonus, within the discretion of the Board.  In addition, subject to the approval of the Board, Mr. Yue is eligible to receive equity based award in the form of restricted common stock, stock option or other securities by the Company from time to time.  The term of the agreement ended on January 13, 2015, but it will be renewed for consecutive one year terms unless affirmatively terminated by either party.  The Company can terminate the agreement at any time without cause, but will be liable for six months’ severance pay.   The agreement contains a covenant of non-competition by Mr. Yue for one year after termination, unless he is terminated without cause or he terminates for good reason.

Employment Agreement dated as of December 20, 2014 with Wilfred Chow.  This agreement provides that Mr. Chow will serve as the Company’s Chief Financial Officer.  The Company agreed to pay Mr. Yue an annual salary of $250,000 per year.  The Company granted Mr. Chow 300,000 restricted common shares, with 100,000 shares vesting at the end of each year of employment. The Company also granted Mr. Chow options to purchase 300,000 shares at $.32 per share, with options for 100,000 shares vesting at the end of each year of employment. The term of the agreement ends on December 31, 2017.

Compensation of Directors

The members of the Board receive remuneration in cash and/or restricted shares of the common stock for the period of their duties as shown below:

●	No compensation for Zhenjiang Yue or Jun Min.

●	RMB 5000 per month and 20,000 shares of common stock annually for each of the three independent directors.

The following table sets forth all compensation paid or to be paid by the Company, as well as certain other  compensation paid or accrued, for each of the directors for the fiscal year ended June 30, 2014. The Board members have the option of receiving fees earned in cash or restricted stock.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Zhenjiang Yue	--	--	--	--
Jun Min	--	--	--	--
Guozhu Xu	7,809	6,200	--	14,009
Yang Li	7,809	6,200	--	14,009

Stock Option Plan

In 2006, the Company’s Board of Directors adopted the 2006 Stock and Stock Option Plan.  In 2011 the Board and the Shareholders of the Company modified the Plan.  The Plan authorizes the Board to issue up to 2,000,000 common shares during the ten year period of the Plan. The shares may be awarded to employees or directors of the Company or its subsidiaries as well as to consultants to those entities.  The shares may be awarded as outright grants or in the form of options, restricted stock or performance shares.  We believe that the making of awards under the Plan promotes the success and enhances Aoxing’s value by providing the recipient with an incentive for outstanding performance. The Plan is further intended to provide flexibility to us in our ability to motivate, attract, and retain the services of personnel upon whose judgment, interest, and special effort the successful conduct of our operation is largely dependent. The Compensation Committee determines the number of shares of stock granted to a participant and may subject any grant to performance requirements, vesting provisions, transfer restrictions and other restrictions and conditions as the Compensation Committee may determine in its sole discretion. As of the fiscal year ended June 30, 2014, 1,868,000 shares remained available for issuance under the Plan.

Securities Authorized for Issuance under Equity Compensation Plans

The information set forth in the table set forth below regarding equity compensation plans (which include individual compensation arrangements) was determined as of June 30, 2014.

	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance under equity compensation plans
Equity compensation plans approved by security holders	132,000	$2.00	1,868,000

Equity compensation plans not approved by security holders	--	--	--
TOTAL	132,000	$2.00	1,868,000

Transactions with Related Persons

During the 2014 fiscal year, we were not involved in any related party transactions subject to Item 404 of Regulation S-K.  Pursuant to Board policies, our executive officers and directors, and principal shareholders, including their immediate family members and affiliates, are not permitted to enter into a related party transaction without the prior consent of the Board. Any request for such related party transaction with an executive officer, director, principal stockholder, or any of such persons’ immediate family members or affiliates, in which the amount involved exceeds $120,000 must first be presented to the Audit Committee and the Board for review, consideration and approval. All of our directors, executive officers and employees are required to report to the Board any such related party transaction. In approving or rejecting the proposed agreement, the Board will consider the relevant facts and circumstances available and deemed relevant to the Board which will approve only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as the Board determines in the good faith exercise of its discretion.

Vote Required for Approval of Proposal 1; Board Recommendation

A plurality of the eligible votes cast is required to elect director nominees at the Annual Meeting at which a quorum is present in person or by proxy.  A nominee who receives a plurality means he has received more votes than any other nominee for the same director’s seat.

The Board recommends a vote FOR election of each of the director nominees.

******************

PROPOSAL 2

RATIFICATION OF AUDITOR

General

The Company has selected the firm of BDO China Shu Lun Pan Certified Accountants LLP (“BDO China Shu Lun Pan”) to audit the financial statements for the fiscal year ending June 30, 2015 and seeks shareholder ratification of said appointment.  The Audit Committee, which has selected BDO China Shu Lun Pan to serve as our independent auditors, believes that BDO China Shu Lun Pan has the personnel, professional qualifications and independence necessary to act as the Company’s independent auditors.  A representative of BDO China Shu Lun Pan will be in attendance at the Annual Meeting, either in person or by telephone.  The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

The ratification by our shareholders of the Audit Committee’s selection of independent public accountants is not mandated by Delaware law, our bylaws or other legal requirements. However, the Audit Committee is submitting its selection of BDO China Shu Lun Pan to our shareholders for ratification this year. If the selection of BDO China Shu Lun Pan is ratified by our shareholders at the Annual Meeting, the Audit Committee, in its discretion, nevertheless may select and appoint a different independent accounting firm at any time.  If the shareholders do not ratify the selection of BDO China Shu Lun Pan, the Audit Committee will reconsider the retention of that firm, but the Audit Committee would not be required to select another firm as independent public accountants and may nonetheless retain BDO China Shu Lun Pan.  If the Audit Committee does select another firm to serve as the Company’s independent public accountants, whether or not the shareholders have ratified the selection of BDO China Shu Lun Pan, the Audit Committee would not be required to call a special meeting of the shareholders to seek ratification of the selection, and in all likelihood would not call a special meeting for that purpose.  In all cases, the Audit Committee will make any determination as to the selection of the Company’s independent public accountants in light of the best interests of the Company and its shareholders.

Audit Fees

Our current principal independent auditor is BDO China Shu Lun Pan Certified Accountants LLP, which we initially engaged on April 29, 2013.

The following table presents fees for professional services rendered by BDO China Shu Lun Pan with respect to the fiscal years ended June 30, 2014 and 2013.

Services Performed	2014	2013
Audit Fees (1)	$155,789	$150,000
Audit-Related Fees (2)	--	--
Tax Fees (3)	--	--
All Other Fees (4)	--	--

Total Fees	$155,789	$150,000

(1)
Audit fees represent fees billed for professional services provided in connection with the audit of the Company’s annual financial statements, reviews of its quarterly financial statements, and audit services provided in connection with statutory and regulatory filings for those years.  All work on the  engagements to audit the Company’s financial statements for the years ended June 30, 2014 and 2013 was performed by full-time permanent employees of BDO China Shu Lun Pan Certified Accountants LLP.

(2)	Audit-related fees represent fees billed primarily for assurance and related services not reported under Audit fees.

(3)	Tax fees principally represent fees billed for tax preparation, tax advice and tax planning services.

(4)	All other fees principally would include fees billed for products and services provided by the accountant, other than the services reported under the three captions above.

 Our Audit Committee has the sole authority to pre-approve all audit and non-audit services provided by our independent accountants.  The Audit Committee must pre-approve services provided by the independent accountants.  The Audit Committee, on an annual basis, reviews audit and non-audit services performed by the independent accountants.  All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the accountants’ independence.  As permitted under the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members.  Any service pre-approved by a delegate must be reported to the Audit Committee at the next scheduled quarterly meeting.  The Audit Committee considered whether the provision of the auditors’ services, other than for the annual audit and quarterly reviews, is compatible with its independence and concluded that it is compatible.  In fiscal years 2014 and 2013, all such services were pre-approved by the Audit Committee.

Vote Required for Approval of Proposal 2; Board Recommendation

The affirmative vote of a majority of the shares present, either by proxy or in person, and entitled to vote is required to approve this proposal.

The Board recommends a vote FOR this Proposal 2.

******************

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with Aoxing's management and BDO China Shu Lun Pan  Certified Accountants LLP (“BDO China Shu Lun Pan ”), the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2014,  together and separately, the audited financial statements contained in the Company‘s Annual Report on Form 10-K for the 2014 fiscal year.

The Audit Committee has also discussed with BDO China Shu Lun Pan the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee also received and reviewed the written disclosures and the letter from BDO China Shu Lun Pan  required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with BDO China Shu Lun Pan  its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2014, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee.

Yang Li, Chairman
Guozhu Xu

Interest of Certain Persons in Matters to be Acted Upon

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, nominee for director, or associate of the foregoing persons in any matter to be acted on, as described herein.

Shareholder Proposals and Submissions for Inclusion in the Proxy Statement
for the 2016 Annual Meeting of Shareholders

We presently intend to hold our next annual meeting of Shareholders in June 2016.  A proxy statement and notice of the 2016 Annual Meeting will be mailed to all shareholders approximately one month prior to that date.  Shareholder proposals must be received at our principal executive offices located at 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310 no later than 120 days prior to the first anniversary of the mailing date of this Proxy Statement; provided, however, that in the event that the date of the next annual meeting is advanced by more than 30 days from the anniversary date of the 2016 Annual Meeting, notice by the shareholder must be received no later than the close of business on the 10th day following the earlier of the date on which notice of the date of the meeting was mailed or public disclosure was made.  All shareholder proposals received after the deadline will be considered untimely and will not be included in the proxy statement for the next annual meeting.

Other Matters

The Board knows of no other matters which will come before the meeting.  However, if any matters other than those set forth in the notice should be properly presented for action, the persons named in the proxy intend to take such action as will be in harmony with the policies of the Company and will use their discretion.

Householding of Proxy Materials

 The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “house holding,” potentially provides extra convenience for shareholders and cost savings for us.  If you are now receiving multiple copies of our proxy materials and would like to have only one copy of these documents delivered to your household in the future, please call, email or write to us at (646) 367-1747, investorrelations@aoxingpharma.com, or Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310, Attention: Investor Relations.

Exhibits set forth in the Company’s Annual Report of Form 10-K for fiscal year ended June 30, 2014 filed on September 29, 2014 will be sent to shareholders by first class mail, without charge, within one day of the Company’s receipt of a written or oral request for said exhibits.  To request exhibits, please send your written request to Aoxing Pharmaceutical Company, Inc., 444 Washington Blvd., Suite 3338, Jersey City, NJ 07310, Attention: Investor Relations.

*       *       *       *       *

AOXING PHARMACEUTICAL COMPANY, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS –JUNE 23, 2015 AT 8:30 PM		»» Please ensure you fold then detach and retain this portion of this proxy »
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Zhenjiang Yue and Qingling Liu, or either of them, proxies with power of substitution and hereby authorizes either of them to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on May 1, 2015 at the Annual Meeting of Shareholders to be held on June 23, 2015, at the Company’s offices at No. 1 Nanhuan Eastern Road, Xinle City, Hebei Province, PRC, at 9:30 a.m. local time, and at all adjournments thereof, with all powers the undersigned would possess if personally present. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/axn
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF AOXING PHARMACEUTICAL COMPANY, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	To elect directors:		☐	☐
	Zhenjiang Yue				☐
	Guozhu Xu				☐	CONTROL ID:
	Yang Li				☐	REQUEST ID:
	Hui Shao				☐

Proposal 2		à	FOR	AGAINST	ABSTAIN
	To ratify the appointment of BDO China Shu Lun Pan Certified Accountants LLP as independent registered public accounting firm for the fiscal year ended June 30, 2015.		☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2015

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)